UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 11, 2019

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 11, 2019, Dominion Energy, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement, for the sale of (i) $400,000,000 aggregate principal amount of the Company’s 2019 Series A 4.60% Senior Notes due 2049 (Series A Senior Notes) and (ii) $200,000,000 aggregate principal amount of the Company’s 2018 Series B 4.25% Senior Notes due 2028 (Series B Senior Notes). The Series A Senior Notes and Series B Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on June 30, 2017 (File No. 333-219088). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Series A Senior Notes will be issued under the Sixteenth Supplemental Indenture, dated as of March 1, 2019 (the Sixteenth Supplemental Indenture), to the Company’s June 1, 2015 Senior Indenture (the Senior Indenture). The Senior Indenture is incorporated by reference as Exhibit 4.1 to this Form 8-K. The Sixteenth Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K. The Series B Senior Notes will be issued under the Fifteenth Supplemental Indenture, dated as of June 1, 2018 (the Fifteenth Supplemental Indenture), to the Senior Indenture. The Fifteenth Supplemental Indenture is incorporated by reference as Exhibit 4.3 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated March 11, 2019, among the Company and Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Senior Indenture, dated as of June 1, 2015, among the Company and Deutsche Bank Trust Company Americas, as Trustee (Exhibit 4.1, Form 8-K filed June 15, 2015, File No. 1-8489, incorporated by reference).

4.2	Sixteenth Supplemental Indenture to the Senior Indenture, dated March 1, 2019, pursuant to which the 2019 Series A 4.60% Senior Notes due 2049 will be issued. The form of the 2019 Series A 4.60% Senior Notes due 2049 is included as Exhibit A to the Sixteenth Supplemental Indenture.*

4.3	Fifteenth Supplemental Indenture to the Senior Indenture, dated June 1, 2018, pursuant to which the 2018 Series B 4.25% Senior Notes due 2028 will be issued. The form of the 2018 Series B 4.25% Senior Notes due 2028 is included as Exhibit A to the Fifteenth Supplemental Indenture (Exhibit 4.2, Form 8-K, File No. 1-8489, as filed on June 5, 2018, incorporated by reference).

5.1	Opinion of McGuireWoods LLP.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: March 13, 2019